Principal Exchange-Traded Funds
Supplement dated June 14, 2019
to the Statement of Additional Information dated November 1, 2018 as amended and restated April 8, 2019
(as supplemented on April 29, 2019, April 30, 2019 and June 4, 2019)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF TRUSTEES
In the Interested Trustees section, delete the paragraph for Timothy M. Dunbar, and replace with the following:
Timothy M. Dunbar. Mr. Dunbar has served as Chair and Trustee of the Trust and as Chair and Director of PFI and PVC since 2019. Mr. Dunbar serves as President of Global Asset Management for Principal®, overseeing all of Principal’s asset management capabilities, including with respect to PGI, PLIC, and PFSI, among others. He also serves on numerous boards of directors of Principal® subsidiaries, including PGI and Post. He has served in various other positions since joining Principal® in 1986. Through his education and employment experience, Mr. Dunbar is experienced with financial, accounting, regulatory and investment matters.
In the Management Information section, in the Independent Trustees’ table, delete the rows for Tao Huang and Mary M. (“Meg”) VanDeWeghe, and replace with the following:

Tao Huang 711 High Street Des Moines, IA 50392 1962	Trustee (since 2014) Member 15(c) Committee Member Operations Committee	Retired	132	Armstrong World Industries, Inc. (manufacturing) and Equity Lifestyle Properties, Inc.
Mary M. (“Meg”) VanDeWeghe 711 High Street Des Moines, IA 50392 1959	Trustee (since 2018) Member Operations Committee	CEO and President, Forte Consulting, Inc. (financial and management consulting)	132	Denbury Resources Inc. and Helmerich & Payne; Formerly: Brown Advisory; B/E Aerospace; WP Carey; Nalco (and its successor Ecolab)
In the Management Information section, in the Interested Trustees’ table, delete the row for Timothy M. Dunbar, and replace with the following:

Timothy M. Dunbar Des Moines, IA 50392 1970	Chair and Trustee (since 2019)	Director, PGI (since 2018) President - Principal Global Asset Management, PGI, PLIC, PFSI, and PFG (since 2018) Chair/Executive Vice President, RobustWealth, Inc. (since 2018) Director, Post (since 2018) Executive Vice President/Chief Investment Officer, PLIC, PFSI, and PFG (2014-2018)	132	None
Patrick G. Halter Des Moines, IA 50392 1959	Trustee (since 2017)	Chief Executive Officer and President, PGI (since 2018) Chief Operating Officer, PGI (2017-2018) Chair, PGI (since 2018) Director, PGI (2003-2018) Director, Finisterre (since 2018) Director, Origin (since 2018) Chair, Post (since 2017) Chief Executive Officer, Principal - REI (since 2005) Chair, Principal - REI (since 2004) Chair, Spectrum (since 2017) Director, CCIP (since 2017)	132	None

In the Management Information section, delete the footnote following the Interested Trustees’ table, and replace with the following:
**Abbreviations used:

•	CCIP, LLC (CCIP)

•	Finisterre Capital LLP (Finisterre)

•	Origin Asset Management LLP (Origin)

•	Post Advisory Group, LLC (Post)

•	Principal Financial Group, Inc. (PFG)

•	Principal Financial Services, Inc. (PFSI)

•	Principal Funds Distributor, Inc. (PFD)

•	Principal Global Investors, LLC (PGI)

•	Principal Life Insurance Company (PLIC)

•	Principal Management Corporation (PMC), now PGI

•	Principal Real Estate Investors, LLC (Principal - REI)

•	Principal Securities, Inc. (PSI) formerly Princor Financial Services Corporation

•	Principal Shareholder Services, Inc. (PSS)

•	Spectrum Asset Management, Inc. (Spectrum)
In the Officers of the Trust section, add the following row in alphabetical order:

John L. Sullivan 711 High Street Des Moines, IA 50392 1970	Assistant Counsel and Assistant Secretary (since 2019)	Counsel, PGI (since 2019) Prior thereto, Attorney in Private Practice

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